UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 16, 2023

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Michael T. Dan retired from service as a director on the Board of Directors of Principal Financial Group, Inc. (the “Company”) at the conclusion of the Company’s annual meeting of shareholders held on May 16, 2023 (the “2023 Annual Meeting”) in compliance with the Company’s policy that the term of a director shall not extend beyond the annual meeting following the director’s 72nd birthday.

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters that were voted upon at the 2023 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2023 Annual Meeting, the shareholders: elected five Class I directors each for a term expiring at the Company’s 2026 Annual Meeting and one Class III director for a term expiring at the Company’s 2025 Annual Meeting(1); approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement(2); voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers(3); and ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2022(4). The Company will publicly disclose within 150 days of the 2023 Annual Meeting its Board of Directors’ determination of the frequency with which future advisory votes on executive compensation will be held.

The voting results were as follows:

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Jonathan S. Auerbach	164,610,342	1,472,555	248,801	14,271,728
Mary E. “Maliz” Beams	164,406,228	1,575,034	350,436	14,271,728
Jocelyn Carter-Miller	148,648,348	17,446,080	237,270	14,271,728
Scott M. Mills	162,880,542	3,186,491	264,665	14,271,728
Claudio N. Muruzabal	163,391,508	2,583,242	356,948	14,271,728
H. Elizabeth Mitchell	164,377,702	1,600,297	353,699	14,271,728

The directors whose terms of office continued and the years their terms expire are as follows:

Class II Directors Continuing in Office Whose Terms Expire in 2024

Roger C. Hochschild

Daniel J. Houston

Diane C. Nordin

Alfredo Rivera

Class III Directors Continuing in Office Whose Terms Expire in 2025

Blair C. Pickerell

Clare S. Richer

		Votes For	Votes Against	Abstained	Broker Non-Votes
(2)	Advisory Vote to Approve Executive Compensation	161,362,332	4,534,074	435,292	14,271,728
(3)	Advisory Vote on the Frequency of Advisory Votes to Approve Executive Compensation of Named Executive Officers:
	One Year:	161,342,936			14,271,728
	Two Years:	265,023			14,271,728
	Three Years:	4,407,945			14,271,728
	Abstain:	315,794			14,271,728
(4)	Ratification of Appointment of Independent Registered Public Accountants	174,351,224	5,986,733	265,469	---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Natalie Lamarque
Name:	Natalie Lamarque
Title:	Executive Vice President, General Counsel and Secretary

Date: May 22, 2023